UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 17, 2010


                                  GRANTO, INC.
             (Exact name of registrant as specified in its charter)

        Nevada                      333-150388                       N/A
(State or Jurisdiction             (Commission                  (IRS Employer
  of Incorporation)                File Number)              Identification No.)

                        16 Monarch Way, Kinnelon NJ 07405
          (Address and telephone number of principal executive office)

        Registrant's telephone number, including area code: 732-600-8830

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This report contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

As used in this report, the terms "we", "us", "our" and "Granto" mean Granto, Inc. unless otherwise indicated.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On March 17, 2010 Janet Gargiulo purchased 1,200,000 shares of common stock from Rosalinda Ritualo and Nanette Mercado our former directors and officer, pursuant to a Share Purchase Agreement dated March 12, 2010. The purchase price of the shares was $172,800, which was paid in cash and by funds borrowed by Ms. Gargiulo.

Janet Gargiulo now owns 1,200,000 of our shares of common stock, which is 55.8% of our issued and outstanding shares of common stock as of March 12, 2010.

                               FORM 10 INFORMATION

                             DESCRIPTION OF BUSINESS

COMPANY OVERVIEW

We were incorporated as "Granto Inc." ("Granto") on February 29, 2008, in the State of Nevada for the purpose of developing, manufacturing, and selling mechanical chalkboard erasers with built-in micro vacuums (our "Product") specifically for office and school supply retailers and teachers in the Philippines and other Asian countries as end users.

BUSINESS OF COMPANY

We have been engaged in the business of developing, manufacturing, and selling mechanical chalkboard erasers with built-in micro vacuums specifically for office and school supply retailers and teachers in the Philippines and other Asian countries as end users. We have now determined to terminate this business as it did not progress as well as we hoped. We are exploring other business opportunities.

Our offices are located at 16 Monarch Way, Kinnelon, NJ 07405. Our registered agent for service is the Nevada Agency and Transfer Company located at 50 West Liberty Street Suite 880, Reno, NV 89501

ENVIRONMENTAL LAWS

We have not incurred and do not anticipate incurring any expenses associated with environmental laws.

                           REPORTS TO SECURITY HOLDERS

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission and our filings are available to the public over the internet at the Securities and Exchange Commission's website at http://www.sec.gov. The public may read and copy any materials filed by us with the Securities and Exchange Commission at the Securities and Exchange Commission's Public Reference Room at 100 F Street N.E. Washington D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-732-0330. The SEC also maintains an Internet site that contains reports, proxy and formation statements, and other information regarding issuers that file electronically with the SEC, at http://www.sec.gov.

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

FORWARD-LOOKING STATEMENTS

Certain statements, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements". These forward-looking statements generally are identified by the words "believes," "project," "expects," "anticipates," "estimates," "intends," "strategy," "plan," "may," "will," "would," "will be," "will continue," "will likely result," and similar expressions. We intend such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse affect on our operations and future prospects on a consolidated basis include, but are not limited to: changes in economic conditions, legislative/regulatory changes, availability of capital, interest rates, competition, and generally accepted accounting principles. These risks and uncertainties should also be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Further information concerning our business, including additional factors that could materially affect our financial results, is included herein and in our other filings with the SEC.

PLAN OF OPERATION

We have been exploring certain business opportunities and hope to enter into an agreement for the establishment of a new business in the very near future.

EXPENSES

We do not as yet have an estimate the costs to implement our business strategy over the following 12 months. Upon our determining a business, we will implement a cost estimate. We do not expect that there will be any costs associated with terminating our former business.

SIGNIFICANT EQUIPMENT

We do not intend to purchase any significant equipment for the next 12 months.

EMPLOYEES

At present, we have no employees, other than our sole director and officer who does not have an employment agreement with us. We presently do not have pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans; however, we may adopt such plans in the future. There are presently no personal benefits available to employees.

OFFICES

Our offices are located at 16 Monarch Way, Kinnelon, New Jersey. Currently, these facilities are provided to us by Janet Garguilo, a director and officer, without charge, but such arrangement may be cancelled at anytime without notice. Specific direct expenses incurred such as telephone and secretarial services are charged back to the Company at cost.

RESULTS OF OPERATIONS

COMPANY OVERVIEW

We were incorporated as "Granto Inc." ("Granto") on February 29, 2008, in the State of Nevada for the purpose of developing, manufacturing, and selling mechanical chalkboard erasers with built-in micro vacuums (our "Product") specifically for office and school supply retailers and teachers in the Philippines and other Asian countries as end users. Such a product will allow teachers to efficiently and thoroughly clean chalkboards without the detrimental health effects that often result from breathing chalk dust propelled into the air and lungs by chalkboard erasers presently in use in the Asian market. We are currently in the process of terminating this business.

RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 2009 AND PERIOD FROM FEBRUARY 29, 2008 (DATE OF INCEPTION) UNTIL DECEMBER 31, 2009

We generated no revenue for the period from February 29, 2008 (Date of Inception) until December 31, 2009.

Our Operating Expenses were $2,000 during the three months ended December 31, 2009, as compared with $2,000 for the three months ended December 31, 2008. Our Operating Expenses were $6,000 during the nine months ended December 31, 2009, as compared with $6,000 for the nine months ended December 31, 2008. Our Operating Expenses were $54,500 for the period from February 29, 2008 (Date of Inception) to December 31, 2009. For each period mentioned, our Operating Expenses consisting entirely of Professional Fees. We, therefore, recorded a net loss of $2,000 for the three months ended December 31, 2009, compared with a net loss of $2,000 for the three months ended December 31, 2008, $6,000 for the nine months ended December 31, 2009, as compared with a net loss of $6,000 for the nine months ended December 31, 2008, and $54,500 for the period from February 29, 2008 (Date of Inception) until December 31, 2009.

We anticipate our operating expenses will increase as we undertake our plan of operations. The increase will be attributable to the continued development of our Product and the professional fees associated with our becoming a reporting company under the Securities Exchange Act of 1934.

LIQUIDITY AND CAPITAL RESOURCES

As of December 31, 2009, we had total current assets of $0. We had $11,500 in current liabilities as of December 31, 2009. Thus, we have a working capital deficit of $11,500 as of December 31, 2009. Since that date, the officer to whom the $11,500 were owed has agreed to write off the loan and we have a release of any claim from that creditor.

Operating activities used $54,500 in cash for the period from February 29, 2008 (Date of Inception) until December 31, 2009. Our net loss of $54,500 was the sole basis of our negative operating cash flow. Financing Activities during the period from September 18, 2007 (Date of Inception) until December 31, 2009 generated $54,500 in cash during the period, consisting of $43,000 from the sale of our common stock and $11,500 in loans from our officer and director.

As of December 31, 2009, we have insufficient cash to operate our business at the current level for the next twelve months and insufficient cash to achieve our business goals. The success of any business plan we may establish is contingent upon us obtaining additional financing. We intend to fund operations through debt and/or equity financing arrangements, which may be insufficient to fund our capital expenditures, working capital, or other cash requirements. We do not have any formal commitments or arrangements for the sales of stock or the advancement or loan of funds at this time. There can be no assurance that such additional financing will be available to us on acceptable terms, or at all.

OFF BALANCE SHEET ARRANGEMENTS

As of December 31, 2009, there were no off balance sheet arrangements.

GOING CONCERN

We have negative working capital and have not yet received revenues from sales of products. These factors have caused our accountants to express substantial doubt about our ability to continue as a going concern. The financial statements do not include any adjustment that might be necessary if we are unable to continue as a going concern.

Our ability to continue as a going concern is dependent on our generating cash from the sale of our common stock and/or obtaining debt financing and attaining future profitable operations. Management's plans include selling our equity securities and obtaining debt financing to fund our capital requirement and ongoing operations; however, there can be no assurance we will be successful in these efforts.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED STOCKHOLDER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The shareholder listed below has direct ownership of his shares and possesses sole voting and dispositive power with respect to the shares.

 Title          Name and Address of       Amount and Nature of        Percentage
of Class         Beneficial Owner         Beneficial Ownership         of Class
--------         ----------------         --------------------         --------
                                     N/A

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the names and addresses of each of our directors and officers and their respective date of commencement of their term with Granto. All directors and officers hold office until our next annual general meeting of shareholders or until a successor is appointed.

 Title          Name and Address of       Amount and Nature of     Percentage
of Class      Beneficial Owner(1)(2)      Beneficial Ownership    of Class (3)
--------      ----------------------      --------------------    ------------
common stock    Janet Gargiulo              1,200,000 Direct          55.8%
                16 Monarch Way
                Kinnelon NJ 07405

common stock    Total Directors and         1,200,000 Direct          55.8%
                Officers

----------
1. The person named above may be deemed to be a "parent" and "promoter" of Granto, within the meaning of such terms under the Securities Act by virtue of his direct and indirect stock holdings.
2. A beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this report as of which there were 2,150,000shares of our common stock issued and outstanding.
3. Based on 2,150,000 number of shares of common stock issued and outstanding as of March 12, 2010

There are no outstanding stock options.

             DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following individuals serve as the directors and executive officers of our company as of the date of this annual report. All directors of our company hold office until the next annual meeting of our shareholders or until their successors have been elected and qualified. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

                                                                                          Date First Elected
Name                              Position Held with the Company                Age          or Appointed
----                              ------------------------------                ---          ------------
Rosalinda Ritualo              Former President, Chief Executive Officer,       27         February 29, 2008
137 4th Street,                Chief Financial Officer and Director (1)
Riverside Vill. Sta Lucia
Pasig City, the
Philippines

Nanette Mercado                Former Director (2)                              29         February 29, 2008
137 4th Street,
Riverside Vill. Sta Lucia
Pasig City, the
Philippines

Janet Gargiulo                 President, Treasurer, Secretary and Director     46         March 12, 2010
16 Monarch Way
Kinnelon NJ  07405

----------
1.   Ms Ritualo resigned as a director and officer on March 12, 2010
2.   Ms Mercado resigned as a director on March 12, 2010

BUSINESS EXPERIENCE

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person's principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

JANET GARGIULO

She has been an independent business consultant for 10 years. Her experience includes working with management of privately-held companies to maximize productivity as well as general corporate matters. Ms. Gargiulo has experience in various industries including transportation, premium and promotional marketing, and industrial custodial services.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past five years, none of our officers, directors, promoters or control persons have had any of the following events occur:

     * a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
     * conviction in a criminal proceeding or being subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;
     * being subject to any order, judgment or decree, not substantially reversed, suspended or vacated, of any court of competent jurisdiction, permanently enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking business; and/or
     * being found by a court of competent jurisdiction, in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgement has not been reversed, suspended or vacated.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to both to our officers and to our directors for all services rendered in all capacities to us for our fiscal years ended March 31, 2009 and 2008.

                           SUMMARY COMPENSATION TABLE

                                                                     Non-Equity      Nonqualified
 Name and                                                            Incentive         Deferred
 Principal                                    Stock       Option        Plan         Compensation     All Other
 Position       Year   Salary($)  Bonus($)   Awards($)   Awards($)  Compensation($)   Earnings($)   Compensation($)  Total($)
 --------       ----   ---------  --------   ---------   ---------  ---------------   -----------   ---------------  --------
Rosalinda       2009     Nil        Nil         Nil         Nil          Nil              Nil             Nil           Nil
Ritualo         2008     Nil        Nil         Nil         Nil          Nil              Nil             Nil           Nil
former
President,
CEO, CFO and
Director (1)

Nanette         2009     Nil        Nil         Nil         Nil          Nil              Nil             Nil           Nil
Mercado         2008     Nil        Nil         Nil         Nil          Nil              Nil             Nil           Nil
Former
Director (2)

Janet           2009     N/A        N/A         N/A         N/A          N/A              N/A             N/A           N/A
Gargiulo        2008     N/A        N/A         N/A         N/A          N/A              N/A             N/A           N/A
President,
Treasurer &
Secretary (3)

----------
1.   Ms Ritualo resigned as a director and officer on March 12, 2010
2.   Ms Mercado resigned as a director on March 12, 2010
3.   Ms Gargiulo was appointed as our sole director and officer on March 12,
     2010

NARRATIVE DISCLOSURE TO THE SUMMARY COMPENSATION TABLE

We have not entered into any employment agreement or consulting agreement with our executive officers. There are no arrangements or plans in which we provide pension, retirement or similar benefits for executive officers.

Although we do not currently compensate our officers, we reserve the right to provide compensation at some time in the future. Our decision to compensate officers depends on the availability of our cash resources with respect to the need for cash to further our business purposes.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of March 31, 2009.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                     Option Awards                                            Stock Awards
         -----------------------------------------------------------------   ---------------------------------------------
                                                                                                                   Equity
                                                                                                                  Incentive
                                                                                                       Equity       Plan
                                                                                                      Incentive    Awards:
                                                                                                        Plan      Market or
                                                                                                       Awards:     Payout
                                            Equity                                                    Number of   Value of
                                           Incentive                           Number                 Unearned    Unearned
                                          Plan Awards;                           of        Market      Shares,     Shares,
           Number of      Number of        Number of                           Shares     Value of    Units or    Units or
          Securities     Securities       Securities                          or Units   Shares or     Other        Other
          Underlying     Underlying       Underlying                          of Stock    Units of     Rights      Rights
          Unexercised    Unexercised      Unexercised    Option     Option      That     Stock That     That        That
           Options         Options         Unearned     Exercise  Expiration  Have Not    Have Not    Have Not    Have Not
Name     Exercisable(#) Unexercisable(#)   Options(#)    Price($)    Date     Vested(#)   Vested($)   Vested(#)   Vested(#)
----     -------------- ----------------  ----------     -----       ----     ---------   ---------   ---------   ---------
Rosalinda     Nil            Nil             Nil          Nil        Nil         Nil         Nil         Nil         Nil
Ritualo

Nanette
Mercado       Nil            Nil             Nil          Nil        Nil         Nil         Nil         Nil         Nil

Janet         Nil            Nil             Nil          Nil        Nil         Nil         Nil         Nil         Nil
Gargiulo


Stock Option Grants

We have not granted any stock options to the executive officers or directors since our inception.

DIRECTOR COMPENSATION

We do not pay any compensation to our directors at this time. However, we reserve the right to compensate our directors in the future with cash, stock, options, or some combination of the above.

We have not reimbursed our directors for expenses incurred in connection with attending board meetings nor have we paid any directors fees or other cash compensation for services rendered as a director in the year ended March 31, 2009.

STOCK OPTION PLANS

We did not have a stock option plan as of March 31, 2009, nor do we have one currently.

OPTIONS GRANTS DURING THE LAST FISCAL YEAR / STOCK OPTION PLANS

We do not currently have a stock option plan in favour of any director, officer, consultant or employee of our company. No individual grants of stock options, whether or not in tandem with stock appreciation rights known as SARs or freestanding SARs have been made to any executive officer or director since our inception; accordingly, no stock options have been granted or exercised by any of the officers or directors since we were founded.

AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR

No individual grants of stock options, whether or not in tandem with stock appreciation rights known as SARs or freestanding SARs have been made to any executive officer or any director since our inception; accordingly, no stock options have been granted or exercised by any of the officers or directors since we were founded.

LONG-TEM INCENTIVE PLANS AND AWARDS

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance. No individual grants or agreements regarding future payouts under non-stock price-based plans have been made to any executive officer or any director or any employee or consultant since our inception; accordingly, no future payouts under non-stock price-based plans or agreements have been granted or entered into or exercised by any of the officers or directors or employees or consultants since we were founded.

FAMILY RELATIONSHIPS

The functions of our directors, executive officers or directors are served by the same person.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                            AND DIRECTOR INDEPENDENCE

During the last two years and except as disclosed below, none of the following persons has had any direct or indirect material interest in any transaction to which our company was or is a party, or in any proposed transaction to which our company proposes to be a party:

     (a)  any director or officer of our company;
     (b)  any proposed director of officer of our company;
     (c) any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or
     (d) any member of the immediate family of any of the foregoing persons (including a spouse, parents, children, siblings, and in-laws).

                                LEGAL PROCEEDINGS

We know of no material, active or pending legal proceedings against us, nor are we involved as a plaintiff in any material proceedings or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered beneficial shareholder are an adverse party or has a material interest adverse to us.

         MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY
                         AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

Our common stock is currently quoted on the OTC Bulletin Board ("OTCBB"), which is sponsored by FINRA. The OTCBB is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current "bids" and "asks", as well as volume information. Our shares are quoted on the OTCBB under the symbol "GNTQ." No shares had traded as of the date of this report.

HOLDERS OF OUR COMMON STOCK

Our common shares are issued in registered form. Empire Stock Transfer of 2470 St. Rose Parkway, Suite 304, Henderson, Nevada 89074 is our stock transfer agent. They can be contacted by telephone at (702) 818-5898.

As of March 12, 2010, there were 40 registered shareholders holding 2,150,000 shares. There are 2,150,000 shares of common stock issued and outstanding.

DIVIDENDS

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our common shares, our intention is to retain future earnings for use in our operations and the expansion of our business.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

We do not have any equity compensation plans in place.

                     RECENT SALES OF UNREGISTERED SECURITIES

On March 12, 2010 Janet Gargiulo purchased 1,200,000 shares of common stock from Rosalinda Ritualo and Nanette Mercado our former directors and officer. The purchase price of the shares was $172,800, which was paid in cash and by funds borrowed by Ms. Gargiulo.

Janet Gargiulo now owns 1,200,000 of our shares of common stock, which is 55.8% of our issued and outstanding shares of common stock as of March 12, 2010.

                     DESCRIPTION OF REGISTRANT'S SECURITIES

As of March 12, 2010, there were 2,150,000 shares of our common stock issued and outstanding, held by 40 holders of record.

COMMON STOCK

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share. Our shareholders (i) have equal rateable rights to dividends from funds legally available therefor, when, as and if declared by the board of directors; (ii) are entitled to share rateably in all of the assets for distribution to holders of common stock upon liquidation, dissolution or winding up of our business affairs; (iii) do not have pre-emptive, subscription or conversion rights, and there are no redemption or sinking fund provisions or rights applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters on which stockholders may vote. All shares of common stock now outstanding are fully paid and non-assessable.

There are no provisions in our articles of incorporation or bylaws that would delay, defer or prevent a change in control of our company or a change in type of business.

DIVIDENDS

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our common shares, our intention is to retain future earnings for use in our operations and the expansion of our business.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Pursuant to Nevada Statutes, and our Bylaw IX, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he/she acted in good faith and in a manner he/she reasonably believed to be in our best interests. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him/her against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors or officers pursuant to the foregoing provisions, we are informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in said Act and is, therefore, unenforceable.

           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure during the two fiscal years and interim periods, including the interim period up through the date the relationship ended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

     10.1 Affiliate Stock Purchase Agreement between Rosalinda Ritualo, Nanette Mercado and Janet Gargiulo dated March 12, 2010

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANTO, INC.

Per:


/s/ Janet Gargiulo
--------------------------------------------
Janet Gargiulo
President, Treasurer, Secretary and Director
March 22, 2010


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